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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report: (Date of earliest event reported)  January 24, 2001
                                                   ----------------


                            Franklin Receivables LLC
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               (Exact Name of Registrant as Specified in Charter)

        Delaware                 333-56869                   94-3301-790
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(State of Incorporation)  (Commission File Number)  (I.R.S. Employer Identification No.)

        47 West 200 South, Suite 500
            Salt Lake City, Utah                                     84101
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(Address of Principal Executive Offices)                           (Zip Code)


Registrant's Telephone Number, including area code  (801) 238-6700
                                                   -----------------------------



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          (Former Name or Former Address, if Changed Since Last Report)







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ITEM 5.  Other Events

         On or about January 25, 2001, Franklin Receivables LLC transferred approximately $139,087,054 of Prime, Non-Prime and Sub-Prime motor vehicle retail installment sale contracts (the "Receivables"), to Franklin Auto Trust 2001-1 (the "Trust"). The Trust transferred the Receivables to The Chase Manhattan Bank, as indenture trustee ("Indenture Trustee"), who in turn issued Class A-1 Asset Backed Notes (the "Class A-1 Notes") in the aggregate original principal amount of $87,000,000 due October 15, 2004 and Class A-2 Asset Backed Notes (the "Class A-2 Notes") in the aggregate original principal amount of $52,081,000 due July 15, 2008.


ITEM 7.        Financial Statements and Exhibits

     (a)       Financial Statements - Not Applicable

     (b)       Pro Forma Financial Information - Not Applicable

     (c)       Exhibits


Item 601(a) of Regulation S-K

Exhibit No.    Description
-----------    ----------
    25.1       Form T-1 - Eligibility of Trustee







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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     FRANKLIN RECEIVABLES LLC


                                     By: Franklin Capital Corporation as its
                                         Managing Member


                                         By: /s/    Harold E. Miller
                                         ------------------------------------
                                               Name:  Harold E. Miller Jr.
                                               Title:  President and CEO

January 24, 2001







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                                INDEX TO EXHIBITS


Exhibit No.        Description
-----------        -----------
   25.1            Form T-1 Eligibility of Trustee